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EXHIBIT 21.1
MatrixOne Subsidiaries
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Subsidiary Incorporation           Name and Location
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Austria                            MatrixOne GmbH
                                   Matthaus-Much-StraBe 7
                                   A-5310 Mondsee
                                   Austria
                                   PH: +43-6232-7710-0
                                   FX: +43-6232-7710-77
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Canada                             MatrixOne Canada Corp.
                                   22 Frederick Street
                                   Suite 800
                                   Kitchener, Ontario N2H 6M6
                                   Canada
                                   PH: 519-772-3370
                                   FX: 519-772-3344
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France                             MatrixOne SARL
                                   Espace Technologique de Saint-Aubin
                                   Immeuble Apollo
                                   SAINT-AUBIN,
                                   91195 GIF sur Yvette Cedex
                                   France
                                   PH: +33-1-69-33-1970
                                   FX: +33-1-69-41-8293
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Germany                            MatrixOne GmbH
                                   Fraunhoferstrasse 7
                                   D-85737 Ismaning
                                   Germany
                                   PH: +49-89-960948-0
                                   FX: +49-89-960948-99
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Italy                              MatrixOne S.r.l.
                                   Via Grosio 10/10
                                   20151 Milano
                                   Italy
                                   PH: +39-02-3343061
                                   FX: +39-02-33430645
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Japan                              MatrixOne K.K.
                                   Worldwide Center 3F
                                   1-13 Sanbancho
                                   Chiyoda-ku
                                   Tokyo, Japan 102-0075
                                   PH: +81-3-5210-0011
                                   FX: +81-3-5210-0013
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Korea                              MatrixOne CH
                                   POSCO Center Bldg. West Tower 11th Floor
                                   892 Daechi 4-dong, Kangnam-Gu,
                                   Seoul, Korea 135-777
                                   PH: +82-2-559-0744
                                   FX: +82-2-559-0745
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MatrixOne Subsidiaries (Continued)
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Subsidiary Incorporation                 Name and Location
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Netherlands                              MatrixOne Netherlands B.V.
                                         Hettenheuvelweg 16
                                         1101 BN Amsterdam Z.O.
                                         The Netherlands
                                         PH: +31-20-301-0930
                                         FX: +31-20-301-0939
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Netherlands                              MatrixOne Europe B.V.
                                         Hettenheuvelweg 16
                                         1101 BN Amsterdam Z.O.
                                         The Netherlands
                                         PH: +31-20-301-0930
                                         FX: +31-20-301-0939
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Singapore                                MatrixOne Asia Pte Ltd
                                         8 Temasek Boulevard #38-03
                                         Suntec Tower Three
                                         Singapore 038988
                                         PH: +65-835-9025
                                         FX: +65-836-2768
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United Kingdom                           MatrixOne Limited
                                         Oak House
                                         Harry Weston Road
                                         Binley Business Park
                                         Coventry
                                         CV3 2UB
                                         England
                                         PH: +44-24-7623-3180
                                         FX: +44-24-7623-3199
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Delaware (U.S.)                          Adra Systems, Inc.
                                         210 Littleton Road
                                         Westford, MA 01886
                                         PH: (978) 589-4000
                                         FX: (978) 589-5700
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Delaware (U.S.)                          MatrixOne Securities Corporation
                                         210 Littleton Road
                                         Westford, MA 01886
                                         PH: 978-589-4000
                                         FX: 978-589-5700
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